UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): December 2, 2008

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No. )

1661 Worthington Road, Suite 100, West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Voluntary Disclosure of Other Events

Ocwen Financial Corporation recently secured renewals for $500 million in financing. On December 2, 2008, the company renewed an advance facility for $300 million. On January 14, 2009, Ocwen renewed another advance facility for $200 million. Each of these credit lines has a revolving period of 364 days followed by an amortization period of five years and two years, respectively. Both are used by Ocwen to finance advances made in connection with its mortgage loan servicing operation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ David J. Gunter

David J. Gunter
Executive Vice President,
Chief Financial Officer and
Interim Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)

Date: February 3, 2009